Exhibit 10.33

                          GlobalPOPS New Customer Order

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Company Name :                            Yp.Net, Inc.
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Address :                                 4840 E Jasmine #105
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City, State ZIP :                         Mesa, AZ  85205
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Administrative Contact's Primary Phone :  4806549646
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Administrative Contact's Email Address :  sales@yp.com
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Technical Contact's Name :                Mike McAllister
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Technical Contact's Title :               IT
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Technical Contact's Primary Phone :       4806549646
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Technical Contact's Email Address :       support@yp.com
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Billing Contact's Name :                  Gail Kyser
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Billing Contact's Title :                 Book Keeper
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[Billing Contact's Primary Phone :        4806549646
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[Billing Contact's Email Address :        gailk@ypcorp.com
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Services Information :

                        Request to Start Service : Immediately
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Pricing Requested :                       Per Hour Services
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Minimum Hours :                           3000
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(pricing Per Hour :                       $0.15
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|Monthly Minimum :                        $450
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Yp.Net, Inc. hereby requests the above services to be activated In conjunction
with the company, RADIUS, and payment Information submitted with this order.   I
understand that GlobalPOPs will Invoice Yp.Net, Inc. on the first day of each billing cycle for a minimum of 3000 hours plus the amount of hours exceeding this minimum that authenticated through the RADIUS process for Yp.Net, Inc. for
the billing cycle that ended the previous night.   I also understand that If
Yp.Net, Inc. requests a change of billing date, change of service, or close of account, GlobalPOPs will calculate the hours used during the billing cycle to be
changed.   Yp.Net, Inc. Is also responsible at all times to have on deposit with
GlobalPOPs a dollar amount matching the price of current usage during the length
of a billing cycle.   In addition, I understand that once activated, the
services used by Yp.Net, Inc. may be disconnected at any time If payment has not
been received on an Invoice that is due.   If Yp.Net, Inc. chooses to change
services (Including cancellation), all changes will be made through GlobalPOP's back office located at http://login2.us.

Administrative Contact's Name : Angelo Tullo
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Signature : /s/ Angelo Tullo                    Date: 10/5/2003
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                Please sign and fax this order to (206) 495-1720


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